Exhibit 10.1

LENDER JOINDER AGREEMENT
Dated as of August 5, 2024

among

MOHAWK INDUSTRIES, INC.

and

CERTAIN OF ITS SUBSIDIARIES,
as the Borrowers,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender and a L/C Issuer,

and

The Lenders Party Hereto
◊ ◊ ◊ ◊

WELLS FARGO SECURITIES, LLC,
BNP PARIBAS,
JPMORGAN CHASE BANK, N.A.,
MIZUHO BANK, LTD.,
U.S. BANK NATIONAL ASSOCIATION,
UNICREDIT BANK GMBH, NEW YORK BRANCH,
BARCLAYS BANK PLC
and
BOFA SECURITIES, INC.,
as Joint Lead Arrangers and Joint Bookrunners
BNP PARIBAS, JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., U.S. BANK NATIONAL ASSOCIATION, UNICREDIT BANK GMBH, NEW YORK BRANCH, BARCLAYS BANK PLC and BANK OF AMERICA, N.A., as Syndication Agents

LENDER JOINDER AGREEMENT
THIS LENDER JOINDER AGREEMENT (this “Agreement”) is entered into as of August 5, 2024 (the “2024 Increase Effective Date”) is among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (“Aladdin”), DAL-TILE DISTRIBUTION, LLC, a Delaware limited liability company (“Dal-Tile”; Dal-Tile, together with the Company and Aladdin, the “Domestic Borrowers”), MOHAWK UNITED INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Dutch Chamber of Commerce under number 17229715 (“Mohawk BV”), MOHAWK INTERNATIONAL HOLDINGS S.À.R.L., a private limited liability company (société à responsabilité limitée), organized and existing under the laws of Luxembourg, having its registered address at 10B, Rue des Mérovingiens, L-8070 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B-110.608 (“Mohawk International”), UNILIN BV, a private limited liability company (besloten vennootschap) organized under the laws of Belgium, having its statutory seat (statutaire zetel) at Ooigemstraat 3, 8710 Wielsbeke and registered with the Crossroads Bank for Enterprises under nr. 0405.414.072 RPR/RPM Ghent, Kortrijk division (“Unilin”), PREMIUM FLOORS AUSTRALIA PTY LIMITED, a proprietary company with limited liability incorporated under the laws of Australia registered under ACN 152 867 984 (“Premium Australia”; Premium Australia, together with Mohawk BV, Mohawk International and Unilin, the “Foreign Borrowers”; the Foreign Borrowers, together with the Domestic Borrowers, each, a “Borrower” and collectively, the “Borrowers”), each Guarantor party hereto, the Increase Lender (as defined below), the L/C Issuers and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Swing Line Lender, and an L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Existing Credit Agreement, as amended by this Agreement (the “Amended Credit Agreement”), as applicable.
RECITALS
WHEREAS, the Borrowers, the Designated Borrowers party thereto, the Lenders from time to time party thereto, Wells Fargo Bank, National Association, as the Administrative Agent, the Swing Line Lender and a L/C Issuer, and the other L/C Issuers party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 18, 2019 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time prior to the 2024 Increase Effective Date, the “Existing Credit Agreement”);
WHEREAS, the Borrowers have requested an increase in the Facility in the amount of $100,000,000 pursuant to Section 2.15 of the Existing Credit Agreement (the “Increase”);
WHEREAS, in connection with the Increase, the Person identified in the table set forth in Section 1(a) (the “Increase Lender”) is willing to provide a Commitment in the amount set opposite such Increase Lender’s name in the table forth in Section 1(a), in each case subject to the terms and conditions set forth in this Agreement; and
WHEREAS, in reliance on Section 2.15 of the Existing Credit Agreement, the parties hereto desire to amend the Existing Credit Agreement as set forth in Section 1(f) to evidence the Increase.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Increase in Facility.
(a)    The Increase Lender hereby agrees to provide a Commitment in the amount set forth opposite such Increase Lender’s name in the table below:

Increase Lender	Amount of Commitment Provided in Connection with the Increase
Regions Bank	$100,000,000.00
Total:	$100,000,000.00
(b)    The Increase Effective Date for the Increase is the 2024 Increase Effective Date.
(c)    By execution of this Agreement, the Increase Lender hereby acknowledges, agrees and confirms that such Increase Lender shall be deemed to be a party to the Amended Credit Agreement as of the 2024 Increase Effective Date and a “Lender” for all purposes of the Amended Credit Agreement and shall have all of the obligations of a Lender thereunder. The Increase Lender hereby ratifies, as of the 2024 Increase Effective Date, and agrees to be bound by, all of the terms, provisions and conditions applicable to Lenders contained in the Amended Credit Agreement. The Increase Lender acknowledges and agrees to the provisions set forth in this Section 1. The Borrowers agree that, as of the 2024 Increase Effective Date, the Increase Lender shall (i) be a party to the Amended Credit Agreement, (ii) be a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Amended Credit Agreement and the other Loan Documents.
(d)    The Increase Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (B) it satisfies the requirements of an Eligible Assignee, (C) from and after the 2024 Increase Effective Date, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to its decision to enter into this Agreement and to become a Lender under the Amended Credit Agreement and either it, or the Person exercising discretion in making its decision to enter into this Agreement and to become a Lender under the Amended Credit Agreement, is experienced in transactions of this type, (E) it has received a copy of the Existing Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Existing Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Amended Credit Agreement, and (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and become a Lender under the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with

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their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender
(e)    The address of the Increase Lender for purposes of Section 10.02 of the Amended Credit Agreement is as set forth in the Increase Lender’s Administrative Questionnaire delivered to the Administrative Agent on or prior to the 2024 Increase Effective Date, or such other address as shall be designated by the Increase Lender in accordance with Section 10.02 of the Amended Credit Agreement.
(f)    In connection with the Increase:
(i)    The last sentence of the definition of “Commitment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
As of the 2024 Increase Effective Date, the aggregate Commitments of all Lenders shall equal $2,050,000,000.
(ii)    The last sentence of the definition of “Applicable Percentage” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
On the Fourth Amendment Effective Date, the Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 (as in effect on the Fourth Amendment Effective Date), or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable; and, on the 2024 Increase Effective Date, after giving effect to the 2024 Increase, the Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 (as in effect on the 2024 Increase Effective Date), or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.
(iii)    Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new defined terms in the appropriate alphabetical order:
“2024 Increase” means the increase to the Facility in accordance with terms and conditions of the Lender Joinder Agreement.
“2024 Increase Effective Date” means August 5, 2024.
“Lender Joinder Agreement” that certain Lender Joinder Agreement, dated as of the 2024 Increase Effective Date, among the Borrowers party thereto, the Guarantors party thereto, the Increase Lender (as defined in the Lender Joinder Agreement), the L/C Issuers party thereto, the Swing Line Lender, and the Administrative Agent.
(iv)    Section 2.15(a)(i) of the Existing Credit Agreement is hereby amended to read as follows:
(i) the principal amount for all such Incremental Increases in the aggregate after the 2024 Increase Effective Date shall not exceed $500,000,000,

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(v)    Schedule 2.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto.
2.    Conditions Precedent.
(a)    This Agreement shall be effective on the 2024 Increase Effective Date upon satisfaction of the following conditions precedent:
(i)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Company, the other Loan Parties party hereto, the Increase Lender, each L/C Issuer, the Swing Line Lender, and the Administrative Agent;
(ii)    receipt by the Administrative Agent of a certificate of each Loan Party (excluding the Foreign Borrowers and Foreign Guarantors) dated as of the 2024 Increase Effective Date signed by a Responsible Officer of such Loan Party: (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Increase; and (B) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article V of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the 2024 Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2(a)(ii)(B)(1), the representations and warranties contained in Section 5.05(a) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Existing Credit Agreement, (2) no Default exists and is continuing and (3) the Company and its Restricted Subsidiaries are in pro forma compliance with the financial covenant contained in Section 7.12 of the Amended Credit Agreement.
(iii)    on the 2024 Increase Effective Date, the Borrowers shall prepay any Revolving Credit Loans outstanding on the 2024 Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Existing Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any non-ratable increase in the Commitments in connection with the Increase;
(iv)    any fees and expenses required to be paid to the Increase Lender on or before the 2024 Increase Effective Date shall have been paid; and
(v)    unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to the 2024 Increase Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

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3.    Miscellaneous.
(a)    The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement (i) is an amendment implemented in reliance on Section 2.15 of the Existing Credit Agreement and (ii) is a Loan Document. The Increase Lender is deemed to be a Fourth Amendment Extending Lender.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) reaffirms all of its obligations under the Loan Documents, subject to any applicable limitations included in the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(c)    Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement; (ii) the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of (1) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, (C) result in the creation of any Lien under any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Restricted Subsidiaries, except for Liens permitted under the Amended Credit Agreement, or (D) violate any Law; (iii) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement; (iv) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that, the enforceability of this Agreement is subject in each case to general principles of equity and to bankruptcy, insolvency (including administration) and similar Laws affecting the enforcement of creditors’ rights generally; and (v) after giving effect to this Agreement and the Amended Credit Agreement, (A) the representations and warranties contained in Article V of the Amended Credit Agreement or in any other Loan Document, or in any document furnished at any time under or in connection therewith, shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the 2024 Increase Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and except that for purposes of this Section 3(c)(v)(A), the representations and warranties contained in Section 5.05(a) of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) of the Existing Credit Agreement, and (B) no Default shall exist.
(d)    Subject to Section 10.17 of the Amended Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal

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effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement.
(e)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)    The terms of Sections 10.14 and 10.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWERS AND GUARANTORS:    MOHAWK INDUSTRIES, INC.
By: /s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Vice President and Treasurer
ALADDIN MANUFACTURING CORPORATION
By: /s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Vice President and Treasurer
DAL-TILE DISTRIBUTION, LLC
By: /s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Vice President and Treasurer
MOHAWK UNITED INTERNATIONAL B.V.
By: /s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Authorized Representative
MOHAWK INTERNATIONAL HOLDINGS S.À. R.L.
By: /s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Authorized Representative
UNILIN BV
By: /s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Authorized Representative

MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT

Executed by Premium Floors Australia Pty Limited in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Tania Marie Pauling Signature of director	/s/ Lachlan McMurtrie Signature of company secretary/director
TANIA MARIE PAULING Full name of director who states that they are a director of Premium Floors Australia Pty Limited	LACHLAN MCMURTRIE Full name of company secretary/director who states that they are a company secretary/director of Premium Floors Australia Pty Limited

MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT

ADMINISTRATIVE AGENT:            WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent
By: /s/ Nathan R. Rantala
Name:    Nathan R. Rantala
Title:    Managing Director
MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT
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INCREASE LENDER,
ISSUERS, AND SWING
LINE LENDERS:    REGIONS BANK,
                as an Increase Lender
By: /s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Managing Director

MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT
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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Swing Line Lender and an L/C Issuer
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Managing Director

MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT
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    JPMORGAN CHASE BANK, N.A.,
as an L/C Issuer

By: /s/ Will Price
Name: Will Price
Title: Executive Director
UNICREDIT BANK GMBH, NEW YORK BRANCH,
as an L/C Issuer
By: /s/ Priya Trivedi
Name: Priya Trivedi
Title: Director
By: /s/ Peter Daugavietis
Name: Peter Daugavietis
Title: Director
MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT
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BANK OF AMERICA, N.A.,
as an L/C Issuer
By: /s/ Eric Hill
Name: Eric Hill
Title: Director

MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT
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PNC BANK, NATIONAL ASSOCIATION,
as an L/C Issuer
By: /s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

MOHAWK INDUSTRIES, INC.
LENDER JOINDER AGREEMENT
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